Trade payables	12 Months Ended
Jun. 30, 2025
Trade and other payables [abstract]
Trade payables

17. Trade payables

Accounting policy

Trade payables related to the purchase of goods for resale of agricultural inputs are financial liabilities (see Note 7) initially recognized at fair value and subsequently stated at amortized cost using the effective interest rate method.

(a)    Trade payables

	2025	2024

Trade payables – Brazil	2,560,220	3,436,115
Trade payables – Colombia	331,609	409,018

Total	2,891,829	3,845,133

Current	2,891,741	3,844,541
Non-current	88	592

The average effective interest rate used to discount trade payables for the year ended June 30, 2025 was 1.71% per month (1.55% as of June 30, 2024).

As described in Note 1(a), the Group entered into negotiations with its principal suppliers under the out-of-court restructuring plan, which is expected to generate financial relief.

(b)   Guarantees

The Group obtains guarantees from financial institutions in connection with installment purchases of agricultural inputs from certain suppliers. These guarantees consist of the endorsement of trade receivables or rural product notes (CPRs) received from customers in the normal course of sales transactions. As of June 30, 2025 the outstanding balance of these guarantees totaled R$499,520 (R$1,082,199 as of June 30, 2024).